UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
7652 Las Vegas Boulevard S. #1
Las Vegas, NV  89123
(Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.reynoldsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-773-9665 or by sending an email request to freynolds@reynoldsfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-773-9665 or send an email request to freynolds@reynoldsfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

May 13, 2019

Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 30th Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 30th Anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (March 31, 2019)(1)
The annualized average total returns of the Blue Chip Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through March 31, 2019 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	7.37%	6.96%	13.40%
The Standard & Poor’s 500 Index(2)	9.50%	10.91%	15.92%

The Reynolds Blue Chip Growth Fund appreciated 15.52% and the S&P 500 appreciated 13.65% in the three months ended March 31, 2019.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

____________

As stated in the Prospectus dated January 31, 2019 the expense ratio of the Fund is 1.96%.
____________
Web Site
Our website is www.reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued in 2019. The economic recovery has been affected by a number of factors that are continuing to affect the pace and composition of growth. The U.S. economy in 2019 has been affected by strong business confidence, lower taxes and good U.S. economic growth. Unemployment was 3.9% in 2018, 4.4% in 2017, 4.9% in 2016, and 5.3% in 2015. Currently, unemployment is 3.6%.  Unemployment is estimated to average 3.6% in 2019 and 3.6% in 2020. U.S. Gross Domestic Product (GDP) increased 2.9% in 2018,

2.2% in 2017, 1.5% in 2016, and 2.9% in 2015. GDP increased at an inflation-adjusted annual rate of 3.1% in the quarter ended March 31, 2019 and is estimated to increase 2.3% in the quarter ended June 30, 2019. GDP is estimated to increase 2.7% for the year ended December 31, 2019 and to increase 2.1% for the year ended December 31, 2020.

U.S. inflation numbers have been helped in the last few years by global competition and technology improvements which have lowered production costs. Inflation, as measured by the Consumer Price Index, increased 2.4% in 2018, 2.1% in 2017, 1.3% in 2016, and 0.1% in 2015. U.S. inflation increased 1.6% in the quarter ended March 31, 2019 and is estimated to increase 1.8% in the quarter ended June 30, 2019. Inflation is estimated to increase 2% for the year ended December 31, 2019 and to increase 2.3% for the year ended December 31, 2020.

We believe there are some current and potential economic and investment negatives at the present time: (1) near term global economic growth has slowed and may be somewhat softer than expected; (2) some central banks are reducing stimulatory measures; (3) tariffs could increase inflation and could slow economic growth; (4) a trade war with China may last longer than has been generally expected; (5) the current inverted Treasury yield curve could be signaling a future recession; (6) there is a widening disparity between higher and lower income levels; (7) equipment spending is lackluster; (8) productivity growth remains somewhat lower than ideal; (9) Great Britain leaving the European Union (“Brexit”) continues to cause uncertainty; (10) the European, Japanese and Korean economies are weaker than desirable; and (11) problems with the Middle East and North Korea.

We believe some current and potential U.S. economic and investment positives are: (1) small business confidence is good; (2) monetary policy, financial conditions and fiscal stimulus including increased infrastructure spending are supportive of growth; (3) the U.S. economy has grown in the last thirty eight quarters and growth should continue in 2019 and 2020; (4) manufacturing and services orders and industrial production are good; (5) the rise in residential property values has added to net worth and households have strengthened their balance sheets; (6) the labor market continues to tighten and unemployment is forecasted to be 3.6% in 2019 and 3.6% in 2020 which is a 50 year low ; (7) consumer confidence and spending are good; (8) the recent drop in mortgage rates is helping the housing market; (9) businesses have been able to use the credit markets to strengthen their balance sheets; (10) the Fed has announced that they will refrain from raising interest rates in the near term; (11) the Fed’s next move in interest rates may be to lower them; (12) the regulatory environment for business has been improving; (13) many companies are repurchasing their shares; (14) lower taxes are helping; (15) current valuations of many stocks are reasonable taking into consideration inflation, interest rates and the economy; and (16) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries.

The World Economy
The global economic recovery that started in mid-2009 has continued in 2019. The world economy is forecasted to increase 3.4% in 2019 and 3.3% in 2020 after increasing 3.7% in 2018, 3.8% in 2017, 2.7% in 2016, and 2.8% in 2015.

The Eurozone’s GDP is forecasted to increase 1.1% in 2019 and to increase 1.4% in 2020, after increasing 1.8% in 2018, 2.5% in 2017, 1.7% in 2016, and 1.5% in 2015.  The United Kingdom’s GDP is forecasted to increase 1.3% in 2019 and to increase 1.4% in 2020 after increasing 1.4% in 2018, 1.8% in 2017, 1.8% in 2016, and 2.3% in 2015.

Among larger industrialized economies, Canada’s GDP is forecasted to increase 1.7.% in 2019 and to increase 1.6% in 2020 after increasing 1.8% in 2018, 3.0% in 2017, 1.4% in 2016, and 1.9% in 2015. Japan’s GDP is forecasted to increase 0.7% in 2019 and to increase 0.4% in 2020 after increasing 0.8% in 2018, 1.7% in 2017, 1.0% in 2016, and 1.5% in 2015.

China currently has the second strongest growth among “developing economies.” It also is currently the world’s second fastest growing major economy. China’s population is approximately 18.5% of the world’s total population of approximately 7.7 billion.  In 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecasted to increase 6.2% in 2019 and to increase 6.0% in 2020, after increasing 6.6% in 2018, 6.9% in 2017, 6.7% in 2016, and 6.9% in 2015.

India’s population is approximately 17.7% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecasted to increase 6.9% in 2019 and 6.1% in 2020 after increasing 7.3% in 2018, 7.1% in 2017, 7.9% in 2016, and 7.2% in 2020.

Mexico’s GDP is forecasted to increase 1.6% in 2019 after increasing 2.0% in 2018. Mexico’s GDP is forecasted to increase 1.5% in 2020.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Blue Chip Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Blue Chip Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1)(2) as of March 31, 2019

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped some of the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

Low Long-Term Interest Rates are a Positive for Stock Valuations
Long-term U.S. interest rates are at lower than normal levels relative to inflation and the economy. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund. The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Blue Chip Fund and the First American Treasury Obligations Fund are available on our website – Reynoldsfunds.com:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Blue Chip Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Blue Chip Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2019.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com and on the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of Reynolds Blue Chip Growth Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	3/31/19	10/1/18	3/31/19	10/1/18-3/31/19(1)
Actual Expenses(2)	1.98%	$1,000.00	$ 919.90	$9.48
Hypothetical Example for Comparison Purposes
(5% return before expenses)	1.98%	$1,000.00	$1,015.03	$9.95

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns of -8.01% for the six month-period ended March 31, 2019.

Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $46,906,076)	$65,893,613
Cash	38
Dividends and interest receivable	22,807
Prepaid expenses	23,149
Receivable from shareholders for purchases	645
Other receivables	633
Total assets	65,940,885
LIABILITIES:
Payable to shareholders for redemptions	88,604
Payable to adviser for management fees	56,198
Other liabilities	87,450
Total Liabilities	232,252
NET ASSETS	$65,708,633
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,268,387 shares outstanding	$50,926,655
Distributable earnings	14,781,978
Net assets	$65,708,633
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($65,708,633 ÷ 1,268,387 shares outstanding)	$51.80

SCHEDULE OF INVESTMENTS
March 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.0% (a)
Aerospace & Defense — 0.0%
Hexcel Corporation	400	$27,664

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., Class B	200	22,348

Airlines — 0.1%
Delta Air Lines, Inc.	700	36,155

Automobiles — 0.2%
Tesla, Inc.*	400	111,944

Beverages — 0.2%
Coca-Cola Bottling Company Consolidated	200	57,566
Diageo plc — SP-ADR	300	49,083
		106,649
Biotechnology — 2.5%
AbbVie, Inc.	600	48,354
ACADIA Pharmaceuticals, Inc.*	3,900	104,715
Alexion Pharmaceuticals, Inc.*	1,000	135,180
Amgen, Inc.	100	18,998
BeiGene, Ltd.*	100	13,200
Biogen, Inc.*	200	47,276
Celgene Corporation*	400	37,736
China Biologic Products Holdings, Inc.*#	800	73,000
Clovis Oncology, Inc.*	2,700	67,014
Esperion Therapeutics, Inc.*	400	16,060
Exact Sciences Corporation*	800	69,296
Immunomedics, Inc.*	500	9,605
Intercept Pharmaceuticals, Inc.*	2,700	302,022
Ionis Pharmaceuticals, Inc.*	3,600	292,212
Ligand Pharmaceuticals, Inc.*	1,700	213,707
Neurocrine Biosciences, Inc.*	500	44,050
Regeneron Pharmaceuticals, Inc.*	100	41,062
Repligen Corporation*	700	41,356
Seattle Genetics, Inc.*	500	36,620
		1,611,463

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Capital Markets — 0.8%
Ameriprise Financial, Inc.	400	$51,240
The Blackstone Group L.P.	900	31,473
The Charles Schwab Corporation	1,500	64,140
FactSet Research Systems, Inc.	200	49,654
Interactive Brokers Group, Inc., Class A	2,900	150,452
Intercontinental Exchange, Inc.	600	45,684
T. Rowe Price Group, Inc.	1,400	140,168
		532,811
Chemicals — 0.6%
Air Products & Chemicals, Inc.	300	57,288
Albemarle Corporation	900	73,782
DowDuPont, Inc.	1,600	85,296
Ecolab, Inc.	1,100	194,194
		410,560
Commercial Services & Supplies — 0.9%
Cintas Corporation	300	60,633
Copart, Inc.*	2,800	169,652
Stericycle, Inc.*	900	48,978
Waste Connections, Inc.#	2,800	248,052
Waste Management, Inc.	900	93,519
		620,834
Communications Equipment — 4.7%
Cisco Systems, Inc.	8,800	475,112
F5 Networks, Inc.*	3,800	596,334
Finisar Corporation*	4,300	99,631
Lumentum Holdings, Inc.*	2,400	135,696
Motorola Solutions, Inc.	2,000	280,840
NETGEAR, Inc.*	1,400	46,368
Palo Alto Networks, Inc.*	2,300	558,624
Ubiquiti Networks, Inc.	5,200	778,492
ViaSat, Inc.*	1,800	139,500
		3,110,597
Consumer Services — Diversified — 0.1%
TAL Education Group — ADR*	1,200	43,296

Containers & Packaging — 0.1%
Avery Dennison Corporation	400	45,200

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B*	1,000	200,890

Electric Utilities — 0.0%
Edison International	300	18,576

Electrical Equipment — 0.1%
Acuity Brands, Inc.	400	48,004
Emerson Electric Company	600	41,082
		89,086
Electronic Equipment,
Instruments & Components — 1.4%
Cognex Corporation	2,600	132,236
IPG Photonics Corporation*	300	45,534
Tech Data Corporation*	500	51,205
Zebra Technologies Corporation, Class A*	3,200	670,496
		899,471
Entertainment — 1.7%
Live Nation Entertainment, Inc.*	800	50,832
NetEase, Inc. — ADR	200	48,290
Netflix, Inc.*	2,400	855,744
Spotify Technology SA*#	500	69,400
Take-Two Interactive Software, Inc.*	300	28,311
Tencent Music Entertainment Group*#	3,800	68,780
		1,121,357
Food & Staples Retailing — 3.0%
Costco Wholesale Corporation	6,800	1,646,552
CVS Health Corporation	1,067	57,543
The Kroger Company	1,600	39,360
Walmart, Inc.	2,500	243,825
		1,987,280
Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	600	47,964
Align Technology, Inc.*	200	56,866
Becton, Dickinson and Company	200	49,946
Boston Scientific Corporation*	1,200	46,056
Danaher Corporation	3,000	396,060
Dentsply Sirona, Inc.	900	44,631
DexCom, Inc.*	1,400	166,740
Edwards Lifesciences Corporation*	1,700	325,261
Hologic, Inc.*	800	38,720
Integra LifeSciences Holdings Corporation*	900	50,148
Intuitive Surgical, Inc.*	900	513,522
Novocure Ltd.*#	1,600	77,072
ResMed, Inc.	900	93,573
Stryker Corporation	300	59,256
Tandem Diabetes Care, Inc.*	1,200	76,200
Varian Medical Systems, Inc.*	2,700	382,644
Zimmer Biomet Holdings, Inc.	900	114,930
		2,539,589

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Health Care Providers & Services — 1.2%
Acadia Healthcare Company, Inc.*	1,400	$41,034
Amedisys, Inc.*	900	110,934
Centene Corporation*	1,946	103,333
Cigna Corporation	243	39,079
Encompass Health Corporation	600	35,040
HCA Holdings, Inc.	800	104,304
Laboratory Corporation of America Holdings*	300	45,894
Molina Healthcare, Inc.*	600	85,176
UnitedHealth Group, Inc.	1,000	247,260
		812,054
Health Care Technology — 1.0%
Cerner Corporation*	900	51,489
Teladoc Health, Inc.*	4,000	222,400
Veeva Systems, Inc.*	2,800	355,208
		629,097
Hotels, Restaurants & Leisure — 4.1%
Carnival Corporation#	3,300	167,376
Chipotle Mexican Grill, Inc.*	300	213,093
Dine Brands Global, Inc.	600	54,774
Dunkin’ Brands Group, Inc.	2,100	157,710
Hilton Worldwide Holdings, Inc.	1,900	157,909
Las Vegas Sands Corporation	1,500	91,440
Marriott International, Inc., Class A	1,880	235,169
Norwegian Cruise Line Holdings, Ltd.*#	800	43,968
Papa John’s International, Inc.	1,200	63,540
Planet Fitness, Inc., Class A*	3,400	233,648
Royal Caribbean Cruises, Ltd.#	400	45,848
Shake Shack, Inc., Class A*	1,000	59,150
Starbucks Corporation	10,100	750,834
Yum! Brands, Inc.	4,500	449,145
		2,723,604
Household Durables — 0.5%
iRobot Corporation*	1,100	129,459
Roku, Inc.*	2,600	167,726
		297,185
Household Products — 0.1%
Kimberly-Clark Corporation	400	49,560
The Procter & Gamble Company	400	41,620
		91,180
Independent Power Producers
& Energy Traders — 0.1%
Pattern Energy Group, Inc.	1,500	33,000

Industrial Conglomerates — 0.2%
Honeywell International, Inc.	900	143,028

Insurance — 0.4%
eHealth, Inc.*	300	18,702
Willis Towers Watson plc#	1,300	228,345
		247,047
Interactive Media & Services — 7.4%
Alphabet, Inc., Class A*	1,500	1,765,335
Alphabet, Inc., Class C*	1,800	2,111,958
Facebook, Inc., Class A*	2,000	333,380
IAC/InterActiveCorp*	200	42,022
Match Group, Inc.	1,900	107,559
SINA Corporation*#	600	35,544
TripAdvisor, Inc.*	7,900	406,455
Zillow Group, Inc., Class C*	2,200	76,428
		4,878,681
Internet & Direct Marketing Retail — 18.2%
Amazon.com, Inc.*	5,600	9,972,200
Booking Holdings, Inc.*	300	523,473
Ctrip.com International, Ltd. — ADR*	900	39,321
Etsy, Inc.*	5,500	369,710
Expedia Group, Inc.	1,205	143,395
GrubHub, Inc.*	600	41,682
JD.com, Inc. — ADR*	3,100	93,465
Stitch Fix, Inc., Class A*	5,200	146,796
Wayfair, Inc., Class A*	4,300	638,335
		11,968,377
Internet Software & Services — 1.9%
Akamai Technologies, Inc.*	1,500	107,565
Alibaba Group Holding, Ltd. — SP-ADR*	3,300	602,085
Baidu, Inc. — SP-ADR*	2,200	362,670
Cimpress N.V.*#	500	40,065
eBay, Inc.	1,900	70,566
Yandex N.V., Class A*#	1,200	41,208
		1,224,159
IT Services — 9.5%
Accenture plc, Class A#	300	52,806
Automatic Data Processing, Inc.	1,400	223,636
DXC Technology Company	900	57,879
EPAM Systems, Inc.*	1,100	186,043
Euronet Worldwide, Inc.*	2,400	342,216
Fiserv, Inc.*	2,300	203,044
FleetCor Technologies, Inc.*	500	123,295
Global Payments, Inc.	400	54,608

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
IT Services — 9.5% (Continued)
GoDaddy, Inc., Class A*	600	$45,114
MasterCard, Inc., Class A	3,900	918,255
Paychex, Inc.	5,400	433,080
PayPal Holdings, Inc.*	10,200	1,059,168
Perspecta, Inc.	450	9,099
Shopify, Inc., Class A*#	800	165,296
Square, Inc., Class A*	4,800	359,616
Twilio, Inc., Class A*	3,600	465,048
VeriSign, Inc.*	2,400	435,744
Virtusa Corporation*	500	26,725
Visa, Inc., Class A	5,400	843,426
WEX, Inc.*	700	134,393
Wix.com, Ltd.*#	600	72,498
Worldpay, Inc., Class A*	500	56,750
		6,267,739
Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	4,900	393,862
Bio-Techne Corporation	500	99,275
ICON plc*#	500	68,290
PRA Health Sciences, Inc.*	400	44,116
Thermo Fisher Scientific, Inc.	500	136,860
Waters Corporation*	1,000	251,710
		994,113
Machinery — 0.6%
Caterpillar, Inc.	300	40,647
IDEX Corporation	300	45,522
Illinois Tool Works, Inc.	300	43,059
The Middleby Corporation*	700	91,021
Nordson Corporation	300	39,756
The Toro Company	1,800	123,912
		383,917
Media — 0.3%
Comcast Corporation, Class A	900	35,982
DISH Network Corporation, Class A*	900	28,521
IMAX Corporation*#	1,200	27,216
The New York Times Company, Class A	1,500	49,275
Sirius XM Holdings, Inc.	13,100	74,277
		215,271
Multiline Retail — 1.1%
Dillard’s, Inc., Class A	1,200	86,424
Dollar General Corporation	2,000	238,600
Dollar Tree, Inc.*	400	42,016
Kohl’s Corporation	500	34,385
Target Corporation	3,600	288,936
		690,361
Oil, Gas & Consumable Fuels — 0.3%
EOG Resources, Inc.	500	47,590
Hess Corporation	700	42,161
ONEOK, Inc.	500	34,920
Pioneer Natural Resources Company	300	45,684
		170,355
Personal Products — 0.2%
The Estee Lauder Companies, Inc.	800	132,440

Pharmaceuticals — 0.9%
Allergan plc#	300	43,923
Aurora Cannabis, Inc.*#	6,000	54,360
GW Pharmaceuticals plc — ADR*	600	101,142
Jazz Pharmaceuticals plc*#	400	57,180
Johnson & Johnson	400	55,916
Merck & Company, Inc.	1,600	133,072
Pacira Pharmaceuticals, Inc.*	500	19,030
Perrigo Company plc#	600	28,896
Pfizer, Inc.	1,900	80,693
		574,212
Professional Services — 1.3%
Equifax, Inc.	1,500	177,750
Verisk Analytics, Inc.	5,000	665,000
		842,750
REITs — 1.3%
American Tower Corporation	1,200	236,472
Boston Properties, Inc.	400	53,552
Crown Castle International Corporation	800	102,400
SBA Communications Corporation	700	139,762
STORE Capital Corporation	9,300	311,550
		843,736
Road & Rail — 0.1%
Union Pacific Corporation	300	50,160

Semiconductors & Semiconductor
Equipment — 3.1%
Advanced Micro Devices, Inc.*	8,800	224,576
Analog Devices, Inc.	400	42,108
Applied Materials, Inc.	1,800	71,388
Broadcom, Inc.	1,100	330,781
Intel Corporation	2,100	112,770
KLA-Tencor Corporation	700	83,587
Maxim Integrated Products, Inc.	400	21,268

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Semiconductors & Semiconductor
Equipment — 3.1% (Continued)
Monolithic Power Systems, Inc.	300	$40,647
NVIDIA Corporation	2,300	412,988
NXP Semiconductors N.V.#	400	35,356
ON Semiconductor Corporation*	1,600	32,912
Qorvo, Inc.*	600	43,038
QUALCOMM, Inc.	2,400	136,872
SolarEdge Technologies, Inc.*	1,200	45,216
Texas Instruments, Inc.	400	42,428
Universal Display Corporation	1,000	152,850
Xilinx, Inc.	1,900	240,901
		2,069,686
Software — 15.9%
Adobe Systems, Inc.*	3,000	799,470
ANSYS, Inc.*	300	54,813
Aspen Technology, Inc.*	400	41,704
Autodesk, Inc.*	3,200	498,624
Bottomline Technologies DE, Inc.*	800	40,072
Box, Inc., Class A*	2,200	42,482
Cadence Design Systems, Inc.*	1,700	107,967
Check Point Software Technologies, Ltd.*#	2,000	252,980
Citrix Systems, Inc.	4,800	478,368
Coupa Software, Inc.*	400	36,392
CyberArk Software, Ltd.*#	1,900	226,195
DocuSign, Inc.*	800	41,472
Fair Isaac Corporation*	400	108,652
Fortinet, Inc.*	5,000	419,850
HubSpot, Inc.*	200	33,242
Intuit, Inc.	1,400	365,974
Microsoft Corporation	5,500	648,670
NICE, Ltd. — SP-ADR*	300	36,753
Nuance Communications, Inc.*	1,500	25,395
Oracle Corporation	800	42,968
Paycom Software, Inc.*	500	94,565
Paylocity Holding Corporation*	500	44,595
Pegasystems, Inc.	1,400	91,000
Proofpoint, Inc.*	1,200	145,716
PTC, Inc.*	1,400	129,052
Salesforce.com, Inc.*	12,400	1,963,788
ServiceNow, Inc.*	300	73,947
Splunk, Inc.*	2,600	323,960
Synopsys, Inc.*	1,600	184,240
Tableau Software, Inc., Class A*	400	50,912
The Trade Desk, Inc., Class A*	2,000	395,900
Tyler Technologies, Inc.*	300	61,320
Varonis Systems, Inc.*	1,500	89,445
Virnetx Holding Corporation*	2,800	17,724
VMware, Inc., Class A	6,500	1,173,315
Workday, Inc., Class A*	4,000	771,400
Zscaler, Inc.*	5,700	404,301
Zynga, Inc., Class A*	20,500	109,265
		10,426,488
Specialty Retail — 3.2%
Advance Auto Parts, Inc.	300	51,159
AutoZone, Inc.*	250	256,030
Best Buy Company, Inc.	2,900	206,074
Hibbett Sports Inc.*	600	13,686
The Home Depot, Inc.	1,100	211,079
Lowe’s Companies, Inc.	1,800	197,046
RH*	500	51,475
Ross Stores, Inc.	9,500	884,450
Tiffany & Company	500	52,775
The TJX Companies, Inc.	1,300	69,173
Ulta Beauty, Inc.*	400	139,492
		2,132,439
Technology Hardware,
Storage & Peripherals — 2.8%
Apple, Inc.	7,200	1,367,640
Dell Technologies, Inc., Class C*	4,500	264,105
NetApp, Inc.	1,800	124,812
Seagate Technology plc#	1,500	71,835
Western Digital Corporation	700	33,642
		1,862,034
Textiles, Apparel & Luxury Goods — 0.9%
Canada Goose Holdings, Inc.*#	300	14,406
Deckers Outdoor Corporation*	800	117,592
lululemon athletica, Inc.*	300	49,161
NIKE, Inc., Class B	2,600	218,946
PVH Corporation	400	48,780
Ralph Lauren Corporation	900	116,712
		565,597
Trading Companies & Distributors — 0.1%
Fastenal Company	1,500	96,465

Water Utilities — 0.2%
American Water Works Company, Inc.	1,200	125,112
TOTAL COMMON STOCKS
(cost $46,064,060)		65,026,057

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

	Shares	Value
CLOSED-END FUND — 0.2% (a)
Altaba, Inc.*	2,300	$170,476
TOTAL CLOSED-END FUND
(cost $144,936)		170,476

MONEY MARKET FUND — 1.1% (a)
First American Government Obligations
Fund, Class X Shares, 2.33%^	697,080	697,080
TOTAL MONEY MARKET FUND
(cost $697,080)		697,080
TOTAL INVESTMENTS — 100.3%
(cost $46,906,076)		65,893,613
Cash and receivables, less liabilities — (0.3)% (a)		(184,980)
TOTAL NET ASSETS — 100.0%		$65,708,633

^	Rate shown in the 7-day effective yield March 31, 2019.
*	Non-income producing security.
#	Foreign issued security.
(a)	Percentages for the various classifications relate to net assets.
ADR – Unsponsored American Depositary Receipt
N.V. – Dutch Public Limited Liability Company
plc – Public Limited Company
REITs – Real Estate Investment Trusts
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC. For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $421)	$281,822
Interest	57,218
Total investment income	339,040
EXPENSES:
Management fees	327,974
Transfer agent fees	49,798
Custodian fees	38,633
Administrative services	38,479
Professional fees	28,912
Distribution fees	28,202
Insurance expense	27,369
Shareholder servicing fees	25,088
Accounting services	25,036
Registration fees	14,714
Board of Directors fees	13,961
Chief Compliance Officer fees	12,716
Printing and postage expense	7,800
Other expenses	10,649
Total expenses	649,331
NET INVESTMENT LOSS	(310,291)
NET REALIZED LOSS ON INVESTMENTS	(2,561,316)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(4,029,660)
NET LOSS ON INVESTMENTS	(6,590,976)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,901,267)

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended March 31, 2019 (Unaudited) and For the Year Ended September 30, 2018

	2019	2018
OPERATIONS:
Net investment loss	$(310,291)	$(1,004,911)
Net realized gain (loss) on investments	(2,561,316)	12,873,152
Net change in unrealized appreciation (depreciation) on investments	(4,029,660)	6,803,634
Net increase (decrease) in net assets resulting from operations	(6,901,267)	18,671,875
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($9.42907 per share and $4.59816 per share, respectively)	(10,525,703)	(5,374,980)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (17,605 and 61,094 shares, respectively)	987,715	3,747,615
Net asset value of shares issued in distributions reinvested (231,149 and 92,258 shares, respectively)	10,193,707	5,236,557
Cost of shares redeemed (139,084 and 206,881 shares, respectively)	(7,239,887)	(12,581,269)
Net increase (decrease) in net assets derived from Fund share activities	3,941,535	(3,597,097)
TOTAL INCREASE IN NET ASSETS	(13,485,435)	9,699,798
NET ASSETS AT THE BEGINNING OF THE PERIOD	79,194,068	69,494,270
NET ASSETS AT THE END OF THE PERIOD	$65,708,633	$79,194,068

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

	For the Six
	Months Ended
	March 31, 2019	Year Ended September 30,
	(Unaudited)	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$68.35	$57.33	$53.65	$56.84	$75.86	$71.45
Income from investment operations:
Net investment loss(1)	(0.25)	(0.84)	(0.46)	(0.49)	(0.49)	(0.49)
Net realized and unrealized gains (losses) on investments	(6.87)	16.46	8.57	0.94	0.40	8.28
Total from investment operations	(7.12)	15.62	8.11	0.45	(0.09)	7.79
Less distributions:
Distributions from net capital gains	(9.43)	(4.60)	(4.43)	(3.64)	(18.93)	(3.38)
Total from distributions	(9.43)	(4.60)	(4.43)	(3.64)	(18.93)	(3.38)
Net asset value, end of period	$51.80	$68.35	$57.33	$53.65	$56.84	$75.86
TOTAL RETURN	(8.01%)	28.88%	16.44%	0.48%	(1.00%)	11.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$65,709	$79,194	$69,494	$80,461	$114,340	$162,930
Ratio of expenses to average net assets	1.98%	1.96%	1.97%	1.86%	1.71%	1.59%
Ratio of net investment loss to average net assets	(0.95%)	(1.36%)	(0.87%)	(0.90%)	(0.77%)	(0.65%)
Portfolio turnover rate	220%	476%	343%	491%	272%	102%

(1)	Amount calculated based on average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

(a) The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Each security, excluding short-term investments and closed-end funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The Nasdaq OMX Group, Inc., referred to as “Nasdaq”), or if no sale is reported, the latest bid price. Securities which are traded on Nasdaq (including closed-end funds) under one of its three listing tiers, Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market, are valued at

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2019, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stock*	$65,026,057
	Closed-End Funds	170,476
	Money Market Funds	697,080
	Total Level 1	65,893,613
Level 2—	None	—
Level 3—	None	—
Total		$65,893,613

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

For the six months ended March 31, 2019, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of equalization. For the year ended September 30, 2018, the following table shows the reclassifications made:

Distributable Earnings	Capital Stock
$(742,588)	$742,588

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2018. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2019, open Federal tax years include the tax years ended September 30, 2016 through 2018. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the six months ended March 31, 2019, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an advisory agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the six months ended March 31, 2019.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(2)	Investment Advisory Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the six months ended March 31, 2019, purchases and proceeds of sales of investment securities (excluding short-term securities) were $134,524,334 and $139,203,635, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2018:

Tax cost of investments	$56,008,993
Gross tax unrealized appreciation	$23,407,745
Gross tax unrealized depreciation	(1,725,439)
Net unrealized appreciation	21,682,306
Distributable ordinary income	4,352,817
Distributable long term capital gains	6,173,825
Other accumulated gain	—
Total distributable earnings	$32,208,948

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the six months ended March 31, 2019 and the year ended September 30, 2018:

Six Months Ended March 31, 2019		September 30, 2018
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$4,352,828	$6,172,875	$1,755,353	$3,619,627

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2018.

As of September 30, 2018, the Fund did not have a post-October capital loss, late year ordinary loss or a capital loss carryforward.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(6)	Subsequent Events —

Management has evaluated events and transactions after March 31, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT
(Unaudited)

On November 15, 2018, the Board of Directors of Reynolds Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreement for the Reynolds Fund Blue Chip Growth Fund (the “Fund”) with the investment adviser, Reynolds Capital Management, LLC (the “Adviser”).  As part of the process of approving the continuation of the advisory agreement, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreement and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Fund (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meetings, the Adviser sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreement.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreement; detailed comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreement.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Director, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreement.  The Directors recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

•	A comparison of the fees and expenses of the Fund to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Fund.

•	The costs and profitability of the Fund to the Adviser.

•	The performance of the Fund.

•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors concluded that the Adviser is sufficiently staffed to meet the investment objectives of the Fund.  They based this conclusion on their assessment of the background and experience of Mr. Reynolds, and expertise of, and the amount of attention given to the Fund by, Mr. Reynolds.  The Directors believe that Mr. Reynolds is well qualified and has sufficient resources to act as the portfolio manager to the Fund.

In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and determined that they are pleased with the quality of these service providers.  As a result, they believe that the Adviser has provided good oversight of the service providers to the Fund, and has ensured that the Fund is provided with high quality services.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Overall, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, based on the factors discussed above, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors concluded that the Fund’s fee structure and expenses are comparable to the Morningstar categories, and are reasonable.  In assessing the reasonableness of the fee structure and expenses, the Directors discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund, and determined when taking into account these variables that the fee structure and expenses of the Fund are reasonable in comparison to the Morningstar categories.  The Directors also ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the material reviewed at the meeting, and believe that such mutual funds are comparable and appropriate to include in the comparison.

Comparison of Fee Structures of Other Accounts

The Directors concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than the services performed by the Adviser for separate accounts, and that the services performed by the Adviser for the Fund present a higher level of compliance risk to the Adviser.  They based this conclusion on the following factors, among others:

•	The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed on the Fund by Federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance risk.

Based on these distinctions between the Fund and separate accounts, the Directors believe that any differential in advisory fees between the Fund and the separate accounts is reasonable, and concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

The Directors noted that the Adviser absorbs fees for the Fund that are not applicable to separate accounts, increasing the cost to the Adviser to service the Fund.  Specifically, the Adviser absorbs a portion of the fees paid by the Fund for services performed by mutual fund platforms on which the Fund is available, and through which a majority of the Fund’s assets under management are held.  So, the Directors concluded that the payment of the intermediary service fees by the Adviser further justifies any differential in advisory fees between the Fund and the separate accounts.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale.  For example, the service fees paid to mutual fund platforms generally increase as the Fund’s assets grow.  The Directors concluded that given the size of the Fund that economies of scale are not currently being recognized and that investment advisory fee breakpoints are not warranted at this time.

Costs and Profitability

The Directors discussed the Adviser’s profitability, as presented by Mr. Reynolds, and the impact of the payment of service fees to the mutual fund platforms on the profitability, concluding that such fees significantly reduce the Adviser profitability, but the payment of the fees benefits the Fund and its shareholders.  They also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Performance

Mr. Reynolds discussed the performance of the Fund for different time periods compared both to various benchmark indices.  The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Adviser manages the Fund in a manner that is materially consistent with its stated investment objective and style.  The Directors concluded that the Fund’s investment performance has generally been good and had confidence in the management of the Fund.

Fall-Out Benefits

The Directors concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.  They believe that the following factors support this conclusion: (1) although the Adviser could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund; (2) the Directors believe the research, analytical, statistical and other information and services provided by brokers are merely supplemental to the Adviser’s own efforts in the performance of its duties under the investment advisory agreement; (3) the Fund could benefit from the Adviser’s use of soft dollars generated with respect to its separate account clients; and (4) the Directors believe that research products and services received from broker dealers have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.

Conclusion

After reviewing the material presented at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement.

Reynolds Blue Chip Growth Fund
QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 36.03% of dividends declared and paid during the year ended September 30, 2018 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 36.05% of dividends declared and paid during the year ended September 30, 2018 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(1c)(2)(c) for the Fund was 100%.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

AVAILABILITY OF PROXY VOTING INFORMATION/QUARTERLY PORTFOLIO SCHEDULE
(Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
7652 Las Vegas Boulevard S. #1
Las Vegas, Nevada 89123

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*    /s/ Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date    June 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date    June 10, 2019

* Print the name and title of each signing officer under his or her signature.